                                  EXHIBIT 99.1
                              UNITED BANCORP, INC.

FOR IMMEDIATE RELEASE                             CONTACT:     Robert K. Chapman
April 17, 2007                                              United Bancorp, Inc.
DRAFT                                                               734-214-3801

             UNITED BANCORP, INC. DECLARES CASH AND STOCK DIVIDENDS
                    AND ANNOUNCES FIRST QUARTER 2007 EARNINGS

TECUMSEH, MI - United Bancorp, Inc. (UBMI) announced that it has increased its quarterly dividend amount to $0.40 per share and has declared a 100% stock dividend. In addition, the Company reported net income of $1.726 million or $0.65 per share for the quarter ended March 31, 2007, compared to $2.145 million or $0.81 per share for the first quarter of 2006 and $2.197 million or $0.83 per share for the fourth quarter of 2006.

Cash and Stock Dividends Declared

Robert K. Chapman, President and Chief Executive Officer of United Bancorp, Inc. ("United") announced that the board of directors of United Bancorp, Inc. has declared a cash dividend of $0.40 per share payable April 30, 2007 to shareholders of record April 20, 2007. This dividend represents an increase of 5.3%, or $0.02 per share over the cash dividend paid in the first quarter of this year.

In addition, the board of directors of United has declared a 100% stock dividend payable May 31, 2007 to shareholders of record May 11, 2007. As a result of this stock dividend, shareholders of United Bancorp, Inc. stock will receive one additional share of stock for each share they currently own.

Financial Performance

Additions to the Company's allowance for loan losses reduced net income during the first quarter of 2007, resulting in a decline in net income from prior quarters. Net interest income for the first quarter of 2007 was up over the same quarter last year. Noninterest income continues to improve, and expenses are down from the same period last year. At the same time, United continues to grow the company, and balances in the loan portfolio have increased by $56.0 million from a year ago. Mr. Chapman noted that "While we experienced a decline in earnings as a result of the additional provision for loan loss, our core earnings remain strong."

The Company's interest income was up 12.0% in the first quarter compared to the first quarter of 2006 while interest expense increased by 32.2%, and net interest income increased by 1.2%. During the first quarter of this year, net interest margin was 4.30%, down from 4.52% for the same period of 2006.
Chapman commented, "We continue to face the challenge of a flat to inverted yield curve and the resulting negative pressure on our net interest income."

In the first quarter of 2007, the Company's provision for loan loss was $1.509 million, up from $365,900 for the first quarter of 2006. The increase in provision relates to the Company's recognition of impairment of a few large business loans and the Company's corresponding increase in the amount of its Allowance for Loan Losses at March 31, 2007.

Total noninterest income for the first quarter increased $318,100 over the same quarter of 2006, representing an improvement of 11.0% for the period. Continued improvement in income from fees, wealth management services and mortgage loan sales and servicing has contributed to the improvement in noninterest income.

Total noninterest expenses for the period were down 1.4% from the same quarter last year. While some expense categories were higher than the prior year, the increases were more than offset by declines in compensation expense and costs of external data processing.

Financial Condition

Loans totaled $615.1 million at March 31, 2007, up from $559.1 million at March 31, 2006. Deposit growth for the past year was somewhat slower than loan growth, but new deposits of $33.2 million brought the quarter end total deposits to $636.4 million. Total consolidated assets at March 31, 2007 were $760.5 million, up from $718.3 million at the end of the first quarter of 2006. Loan growth for the past twelve months was 10.0%, with deposit growth of 5.5% and total asset growth of 5.9%.

About United Bancorp, Inc.

United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust - Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company's market area. For more information, visit the company's website at www.ubat.com.

               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOLLOW.

Safe Harbor Statement

This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as "anticipate," "believe," "determine," "estimate," "expect," "forecast," "intend," "is likely," "plan," "project," "opinion," variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

                                       ###

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                                      March 31,       December 31,        March 31,
                                                                        2007              2006              2006
                                                                    --------------   --------------    --------------
ASSETS
Cash and demand balances in other banks                             $       18,348   $       17,606    $       20,430
Federal funds sold                                                           4,020            3,770            12,000
                                                                    --------------   --------------    --------------
Total cash and cash equivalents                                             22,368           21,376            32,430

Securities available for sale                                               90,991           95,811            95,749

Loans held for sale                                                          3,258            5,772               316
Portfolio loans
  Personal                                                                  92,575           91,817            81,087
  Business                                                                 434,485          420,433           402,755
  Residential Mortgage                                                      84,786           83,741            74,906
                                                                    --------------   --------------    --------------
Total loans                                                                615,104          601,763           559,064
     Less allowance for loan losses                                          9,229            7,849             6,581
                                                                    --------------   --------------    --------------
Net loans                                                                  605,875          593,914           552,483

Premises and equipment, net                                                 13,358           13,215            12,737
Goodwill                                                                     3,469            3,469             3,469
Bank owned life insurance                                                   11,605           11,499            11,190
Accrued interest receivable and other assets                                12,808           11,705            10,268
                                                                    --------------   --------------    --------------
TOTAL ASSETS                                                        $      760,473   $      750,989    $      718,326
                                                                    ==============   ==============    ==============
LIABILITIES
Deposits
  Non-interest bearing                                              $       81,565   $       81,373    $       88,943
  Interest bearing deposits                                                554,847          546,629           514,234
                                                                    --------------   --------------    --------------
Total deposits                                                             636,413          628,002           603,177
Short term borrowings                                                           77               77                76
FHLB Advances outstanding                                                   42,627           40,945            39,228
Accrued interest payable and other liabilities                               6,079            7,430             5,983
                                                                    --------------   --------------    --------------
TOTAL LIABILITIES                                                          685,195          676,453           648,464
                                                                    --------------   --------------    --------------

SHAREHOLDERS' EQUITY

Common stock and paid in capital, no par value;
5,000,000 shares authorized; 2,621,286, 2,623,716 and
2,499,038 shares issued and outstanding, respectively                       71,029           71,075            63,431
Retained earnings                                                            4,110            3,393             6,839
Accumulated other comprehensive income (loss), net of tax                      137               68              (409)
                                                                    --------------   --------------    --------------
TOTAL SHAREHOLDERS' EQUITY                                                  75,277           74,536            69,861
                                                                    --------------   --------------    --------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $      760,473   $      750,989    $      718,326
                                                                    ==============   ==============    ==============

Book value per share of common stock                                $        28.72   $        28.41    $        26.62

      (Per share values restated to reflect 2006 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                               Year to Date
                                                     -------------------------------
                                                        March 31,        March 31,
                                                          2007             2006
                                                     --------------   --------------
INTEREST INCOME
   Interest and fees on loans                        $     11,153.2   $     10,075.7
   Interest on investment securities                        1,074.0            884.4
   Interest on federal funds sold                             126.3             70.9
                                                     --------------   --------------
     Total interest income                                 12,353.5         11,031.0

INTEREST EXPENSE
   Interest on deposits                                     4,558.0          3,343.8
   Interest on fed funds purchased                              6.8             40.4
   Interest on FHLB advances                                  496.7            444.0
                                                     --------------   --------------
     Total interest expense                                 5,061.5          3,828.2
                                                     --------------   --------------
NET INTEREST INCOME                                         7,292.0          7,202.8
Provision for loan losses                                   1,508.7            365.9
                                                     --------------   --------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         5,783.3          6,836.9
                                                     --------------   --------------

NONINTEREST INCOME
   Service charges on deposit accounts                        810.1            763.6
   Trust & Investment fee income                              959.9            992.8
   Gains (losses) on securities transactions                    0.8             (1.7)
   Income from loan sales and servicing                       376.1            181.7
   ATM, debit and credit card fee income                      471.7            430.8
   Sales of nondeposit investment products                    254.4            226.7
   Income from bank-owned life insurance                      105.6             98.6
   Other income                                               230.5            198.5
                                                     --------------   --------------
     Total noninterest income                               3,209.1          2,891.0

NONINTEREST EXPENSE
   Salaries and employee benefits                           3,607.5          3,874.2
   Occupancy and equipment expense                          1,220.8          1,091.0
   External data processing                                   291.2            350.0
   Advertising and marketing                                  360.9            269.8
   Other expense                                            1,209.3          1,197.7
                                                     --------------   --------------
     Total noninterest expense                              6,689.7          6,782.7
                                                     --------------   --------------
INCOME BEFORE FEDERAL INCOME TAX                            2,302.7          2,945.2
Federal income tax                                            576.7            800.6
                                                     --------------   --------------
NET INCOME                                           $      1,726.0   $      2,144.6
                                                     ==============   ==============

Basic and diluted earnings per share                 $        0.650   $        0.810

      (Earnings per share restated to reflect 2006 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                                           Quarter to Date
                                                ----------------------------------------------------------------
                                                           March 31,                             Change
                                                --------------------------------    ----------------------------
                                                     2007              2006             Amount        Percentage
                                                -------------    ---------------    --------------    ----------
FINANCIAL SUMMARY
     Interest Income                            $    12,353.5    $      11,031.0    $      1,322.5         12.0%
     Interest Expense                                 5,061.5            3,828.2           1,233.3         32.2%
                                                -------------    ---------------    --------------
  Net Interest Income                                 7,292.0            7,202.8              89.2          1.2%
     Provision for loan losses                        1,508.7              365.9           1,142.7        312.3%
     Non-interest income                              3,209.1            2,891.0             318.1         11.0%
     Non-interest expense                             6,689.7            6,782.7             (93.0)        -1.4%
                                                -------------    ---------------    --------------
  Income before taxes                                 2,302.7            2,945.2            (642.6)       -21.8%
     Federal income tax                                 576.7              800.6            (224.0)       -28.0%
                                                -------------    ---------------    --------------
  Net income                                    $     1,726.0    $       2,144.6    $       (418.6)       -19.5%
                                                =============    ===============    ==============

PERFORMANCE RATIOS
  Return on average assets (annualized)                  0.92%              1.21%            -0.29%       -24.0%
  Return on average equity (annualized)                  9.35%             12.62%            -3.27%       -25.9%
  Net interest margin (tax equivalent)                   4.30%              4.52%            -0.22%        -4.9%
  Efficiency ratio                                       62.3%              65.0%            -2.78%         4.3%

BALANCE SHEET DATA
  Average earning assets                              720,664            676,040            44,624          6.6%
  Total loans                                         615,104            559,064            56,040         10.0%
  Allowance for loan loss                               9,229              6,581             2,648         40.2%
  Average loans                                       605,872            558,796            47,075          8.4%
  Total deposits                                      636,413            603,177            33,236          5.5%
  Average deposits                                    632,500            598,105            34,395          5.8%
  Total assets                                        760,473            718,326            42,147          5.9%
  Average assets                                      758,816            717,888            40,928          5.7%

ASSET QUALITY
  Net charge offs                                         128                145               (17)       -11.9%
  Non-accrual loans                                    10,629              4,052             6,576        162.3%
  Non-performing loans                                 10,855              5,516             5,339         96.8%
  Loans over 90 days past due/total loans                0.04%              0.10%            -0.06%       -63.7%
  Nonperforming loans/total loans                        1.76%              0.99%             0.78%        78.9%
  Allowance for loan loss/total loans                    1.50%              1.18%             0.32%        27.5%
  Allowance for loan loss/nonperforming loans            85.0%             119.3%            -34.3%       -28.7%

STOCK PERFORMANCE
  Earnings per share:
     Basic and diluted                          $        0.65    $          0.81    $        (0.16)       -19.7%
  Market Value:
     High                                       $       47.00    $         58.62    $       (11.62)       -19.8%
     Low                                        $       43.75    $         53.04    $        (9.29)       -17.5%
     Close                                      $       44.10    $         56.19    $       (12.09)       -21.5%
  Shares outstanding                                2,621,286          2,499,038           122,248          4.9%
  Dividends/share                               $        0.38    $          0.35    $       0.0280          8.0%
  Dividend payout ratio                                  58.5%              43.5%            14.98%        34.4%
  Price/Earnings ratio (annualized)                      17.0x              17.4x            (0.39)        -2.3%
  Selling price/Book                                    153.6%             211.0%            -57.5%       -27.2%
  Book Value per share                          $       28.72    $         26.62    $       2.0936          7.9%

      All per-share data is restated to reflect 5% stock dividend in 2006

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)
                  (Dollars in thousands except per share data)

                                                                                 Quarter Ended
                                             -------------------------------------------------------------------------------------
                                               March 31,          December 31,    September 30,       June 30,         March 31,
                                                 2007                 2006            2006              2006             2006
                                             ------------         ------------    -------------    -------------    --------------
FINANCIAL SUMMARY
     Interest Income                         $   12,353.5             12,374.0         12,167.2         11,484.0          11,031.0
     Interest Expense                             5,061.5              4,950.0          4,739.3          4,285.0           3,828.0
                                             ------------         ------------    -------------    -------------    --------------
   Net Interest Income                            7,292.0              7,424.0          7,427.9          7,199.0           7,203.0
     Provision for loan losses                    1,508.7                921.0            396.2            440.0             365.9
     Non-interest income                          3,209.1              3,110.0          3,122.8          3,051.0           2,890.9
     Non-interest expense                         6,689.7              6,598.0          6,742.3          6,791.0           6,782.7
                                             ------------         ------------    -------------    -------------    --------------
   Income before taxes                            2,302.7              3,015.0          3,412.2          3,019.0           2,945.3
     Federal income tax                             576.7                818.0            967.0            835.0             800.6
                                             ------------         ------------    -------------    -------------    --------------
   Net income                                $    1,726.0         $    2,197.0    $     2,445.2          2,184.0           2,144.7
                                             ============         ============    =============    =============    ==============

PERFORMANCE RATIOS
   Return on average assets (annualized)             0.92%                1.18%            1.32%            1.20%             1.21%
   Return on average equity (annualized)             9.35%               11.85%           13.52%           12.48%            12.62%
   Net interest margin (tax equivalent)              4.30%                4.39%            4.43%            4.42%             4.52%
   Efficiency ratio                                  62.3%                61.2%            62.6%            64.8%             65.7%

BALANCE SHEET DATA
   Average earning assets                         720,664              703,339          695,353          682,805           676,269
   Total loans                                    615,104              601,763          592,382          574,996           559,064
   Allowance for loan loss                          9,229                7,849            6,994            6,868             6,581
   Average loans                                  605,872              592,948          581,269          565,822           558,796
   Total deposits                                 636,413              628,002          620,772          611,705           603,177
   Average deposits                               632,500              618,066          615,475          603,511           598,105
   Total assets                                   760,473              750,989          739,896          731,019           718,326
   Average assets                                 758,816              741,678          736,740          723,278           717,888

ASSET QUALITY
   Net charge offs                                    128                   66              270              153               145
   Non-accrual loans                               10,629                5,427            2,869            2,620             4,052
   Non-performing loans                            10,855                6,282            3,028            4,613             5,516
   Non-performing assets                           11,966                7,360            3,585            5,172             6,134
   Loans over 90 days past due/total loans           0.04%                0.14%            0.03%            0.19%             0.10%
   Nonperforming loans/total loans                   1.76%                1.04%            0.51%            0.80%             0.99%
   Allowance for loan loss/total loans               1.50%                1.30%            1.18%            1.19%             1.18%
   Allowance for loan loss/non-performing            85.0%               124.9%           231.0%           148.9%            119.3%

STOCK PERFORMANCE
   Earnings per share:
     Basic and diluted                       $       0.65         $       0.83    $        0.92    $        0.82    $         0.81
   Market Value:
     High                                    $      47.00         $      45.00    $       47.10    $       56.05    $        58.62
     Low                                     $      43.75         $      44.00    $       43.73    $       42.77    $        53.04
     Close                                   $      44.10         $      45.00    $       45.00    $       45.07    $        56.19
   Shares outstanding                           2,621,286            2,623,716        2,623,724        2,623,192         2,499,038
   Dividends/share                           $       0.38         $       0.38    $        0.37    $        0.35    $         0.35
   Dividend payout ratio                             58.5%                45.9%            40.1%            42.8%             43.5%
   Price/Earnings ratio (annualized)                 17.0x                13.6x            12.2x            13.7x             17.4x
   Selling price/Book                               153.6%               158.4%           161.1%           166.9%            211.1%
   Book Value per share                      $      28.72         $      28.41    $       27.94    $       27.00    $        26.62

      All per-share data is restated to reflect 5% stock dividend in 2006